CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectuses of the Trust.


Supplement dated May 21, 2001 to the Prospectuses*

On December 6, 2000 the Trust's Board of Trustees approved the following:
 .
  The hiring of Deutsche Asset Management, Inc. ("DAMI") as an additional investment advisor to International Equity Investments ("International Equity Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended DAMI as an additional advisor because it was determined that DAMI offers an investment style complementary to that of the current active advisors Zurich Scudder Investments, Inc. ("Zurich Scudder") and Oechsle International Advisors, LLC ("Oechsle"); and to further reduce the active risk of the International Equity Portfolio. DAMI will select stocks on a bottom-up basis within a country and sector allocation framework, utilizing fundamental research in order to identify stocks that may be purchased at a reasonable price in relation to their earnings growth rate. DAMI will also manage risk utilizing a dedicated risk management program, including a currency risk manager.
The hiring
of DAMI has resulted in the entering into of an investment advisory agreement dated
May 14, 2001 and effective May 21, 2001 between SBFM and DAMI. Under the terms of the agreement, DAMI will be receiving a fee of 0.50% that is computed daily and paid monthly based on the value of the average net assets of the International Equity Portfolio allocated to DAMI. DAMI, located in New York, New York, was founded in 1985 and as of December 31, 2000 managed approximately $17.6 billion in assets. With the hiring of DAMI, the assets of the
International Equity Portfolio will be allocated as follows:
State Street Global
Advisors 40%; Zurich Scudder 25%; Oechsle 25% and DAMI 10%.

Shareholders of the International Equity Portfolio will soon receive an information statement regarding this change.


The following revises and supersedes, as applicable, the information contained in certain Prospectuses of the Trust.

? State Street Bank and Trust Company, the parent company of State
Street Global
Advisors, a current subadvisor of Multi-Strategy Market Neutral Investments, Emerging Markets Equity Investments and International Equity Investments of the Trust (the "Portfolios"), recently created a new subsidiary, SSgA Funds Management, Inc. ("SSgA"). Effective immediately, SSgA will serve as a subadvisor to the Portfolios. SSgA was created in response to the Gramm-Leach-Bliley Act of 2000 (the "Gramm Act"). Prior to the Gramm Act, banks were exempt from the requirement to register as an investment adviser with the Securities and
Exchange Commission ("SEC"). The Gramm Act removed this exemption with respect to banks serving as advisers to registered investment companies, and consequently all banks or their subsidiaries providing investment advisory services to investment companies must register with the SEC as investment advisers, effective May 1, 2001.

The same personnel who previously serviced the Portfolios, including portfolio managers and operations, client service and compliance personnel, continue to service the
Portfolios in their new capacities as employees of SSgA.


_______________________
*Prospectuses dated:

Consulting Group Capital Markets Funds
December 29, 2000
Large Capitalization Growth Investments
Large Capitalization Value Equity Investments
Small Capitalization Growth Investments
Small Capitalization Value Equity Investments
International Equity Investments
Emerging Markets Equity Investments
Balanced Investments
Intermediate Fixed Income Investments
Long-Term Bond Investments
Mortgage Backed Investments
High Yield Investments
Multi-Sector Fixed Income Investments
International Fixed Income Investments
Municipal Bond Investments
Government Money Investments

Consulting Group Capital Markets Funds -
 Multi-Strategy Market Neutral Investments
July 28, 2000





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